EXHIBIT 99.1

CERTIFICATE OF DESIGNATION
OF THE
CLASS D REDEEMABLE PREFERRED STOCK ($0.001 PAR VALUE PER SHARE)
OF
NEXT GROUP HOLDINGS, INC.

The undersigned, the duly elected Chairman and Chief Executive Officer of Next Group Holdings, Inc., a Florida corporation (the "Corporation"), pursuant to Florida Statutes  Section 607.0602, does hereby certify that the Board of Directors of the Corporation adopted the following resolution pursuant to the authority of Section 607.0602of the Florida Statutes and Article FOURTH of the Corporation's Articles of Incorporation, as amended:

RESOLVED, that the Corporation's Class D Redeemable Preferred stock shall consist of one Class:  whose terms and conditions are set forth below:

Class D Redeemable Preferred Stock

(a) Designation and Amount. The shares of such Class shall be designated as "Class D Redeemable " and the initial number of shares constituting such Class shall be thirty-six Million (36,000,000) shares

(b) No Voting Rights. Except as required by law, holders of shares of Class D Redeemable Preferred Stock shall not be entitled or permitted to vote on any matter required or permitted to be voted upon by the stockholders of the Corporation.

(c) Distribution of Assets. Upon the dissolution, liquidation or winding up of the Corporation, subject to the rights, if any, of the holders of any of the Corporation's securities other than common stock, the holders of Class D Redeemable Preferred and common stock will be entitled to receive all the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

(d) Dividends. Holders of Class D Redeemable Preferred and the common stock shall be entitled to receive, on an equal basis, such dividends, payable in cash or otherwise, as may be declared thereon by the Board of Directors from time to time out of the assets or funds of the Corporation legally available therefor.

(e) Mandatory Redemption. (1) No redemption of the Class D Redeemable Preferred stock shall be authorized or made except as provided herein. Each share of the Class D Redeemable Preferred stock must be redeemed by the Corporation, to the fullest extent permitted by law, within six (6) months (or as soon thereafter as permitted by law) following final resolution of the Corporation's affiliates lawsuit against ViberMedia , Inc. (Next Communications, Inc. and Nxtgn, Inc. v. Viber Media, Inc.) which is, as of the date of this resolution, pending in U.S. District Court for the Southern District of New York or any successor or other lawsuit relating to the subject matter thereof in which the Corporation (or any successor-in-interest) is named as a plaintiff (the "Lawsuit"), which date shall be determined by the Board of Directors (the "Redemption Date"). The Redemption Price for each share of the Class D shall be equal to the greater of (i) par value or (ii) the amount obtained by dividing (a) 9.03 percent of the net proceeds to the Corporation of the Lawsuit after payment of fees and expenses d  incurred in connection with such lawsuit and resolution of any creditor claims against plaintiffs and all taxes on net income accrued or paid with respect to such amount, by (b) the total number of shares of Class D Preferred stock issued and outstanding as of the Redemption Date, which amount shall be rounded to the nearest whole cent. Notice of the redemption by the Corporation of the outstanding shares of Class D  Preferred Stock(the "Redemption Notice") shall be given by first class mail, postage prepaid, mailed not less than 30 days prior to the Redemption Date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation; provided, however, that no failure to give such notice, nor any deficiency therein, shall affect the validity of the procedure for the redemption of any shares of Class D Preferred stock to be redeemed except as to the holder or holders to whom the Company has failed to give such notice or whose notice was defective. The Redemption Notice shall state:

(A) the Redemption Price;

(B) the Redemption Date;

(C) that the holder is to surrender to the Corporation, at the place or places, which shall be designated in such redemption notice, its certificates representing the shares of Class D Preferred Stock to be redeemed;

(D) that dividends on the shares of the Class D Preferred stock to be redeemed shall cease to accumulate on the day prior to the Redemption Date unless the Corporation defaults in the payment of the Redemption Price; and

(E) the name of any bank or trust company performing the duties referred to in subsection (e)(5) below.

(2) On or before the Redemption Date, each holder of Class D Preferred stock to be redeemed shall surrender the certificate or certificates representing such shares of Class D Preferred stock to the Company, in the manner and at the place designated in the Redemption Notice, and on the Redemption Date the Redemption Price for such shares shall be payable to the holder thereof whose name appears on such certificate or certificates and who appears on the stock transfer records of the Corporation as the owner thereof, and the shares represented by each surrendered certificate shall be returned to authorized but unissued shares.

(3) Unless the Company defaults in the payment in full of the Redemption Price, dividends on Class D Preferred stock called for redemption shall cease to accumulate on the day prior to the Redemption Date, and the holders of such shares shall cease to have any further rights with respect thereto on the Redemption Date, other than the right to receive the Redemption Price, without interest.

(4) If a Redemption Notice shall have been duly given, and if, on or before the Redemption Date specified therein, all funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the Class D Preferred stock called for redemption so as to be and continue to be available therefor, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, all shares so called for redemption shall no longer be deemed outstanding, and all rights with respect to such shares shall forthwith on such Redemption Date cease and terminate, except only the right of the holders thereof to receive the amount payable on redemption thereof, without interest.

(5) If a Redemption Notice shall have been duly given or if the Corporation shall have given to the bank or trust company hereinafter referred to irrevocable authorization promptly to give such notice, and if on or before the Redemption Date specified therein the funds necessary for such redemption shall have been deposited by the Corporation with such bank or trust company in trust for the pro rata benefit of the holders of the Class D Preferred stock called for redemption, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, from and after the time of such deposit, all shares so called, or to be so called pursuant to such irrevocable authorization, for redemption shall no longer be deemed to be outstanding and all rights with respect to such shares shall forthwith cease and terminate, except only the right of the holders thereof to receive from such bank or trust company at any time after the time of such deposit the funds so deposited, without interest. The aforesaid bank or trust company shall be organized and in good standing under the laws of the United States of America or of any state thereof. Any interest accrued on such funds shall be paid to the Corporation from time to time. Any funds so set aside or deposited, as the case may be, and unclaimed at the end of three years from such Redemption Date shall, to the extent permitted by law, be released or repaid to the Corporation, after which repayment the holders of the shares so called for redemption shall look only to the Corporation for payment thereof.

(6) All interpretations of the redemption provisions contained in this Section (e) and all determinations required to be made in connection with the Redemption Date and the Redemption Price, including, without limitation, the determination of which successor or related actions or proceedings may constitute a Lawsuit (as defined herein), shall be within the discretion of the Board of Directors and any such determination by the Board of Directors shall be final and conclusive, and actions by the Corporation in respect of this Section (e) shall be taken at the direction of the Board of Directors. The Board of Directors may, but need not, appoint such agents, attorneys-in-fact and trustees as and with such revocable and irrevocable powers as it deems appropriate in its sole discretion to carry out the redemption provided for herein.

(f) No Reissuance of Class D Preferred stock. None of the shares of Class D Preferred stock acquired by the Corporation by reason of redemption, purchase, or otherwise shall be reissued.

(g) Business Day. If any payment or redemption shall be required by the terms hereof to be made on a day that is not a Business Day, such payment or redemption shall be made on the immediately succeeding Business Day. For the purposes of this Resolution, Business Day shall mean any day other than a Saturday, Sunday, national or relevant state holiday or any other day on which commercial banks in New York City are authorized or required by law to be closed.

(h) Share Certificates. Share certificates shall be issued to represent the Class D Preferred stock which will specify the number of shares represented by such certificate and the name of the beneficial owner of such shares. Shares of Class D Preferred stock may be transferred only on the books of the Corporation in person or by duly authorized attorney upon surrender of said certificate properly endorsed and specifying the new beneficial owner.

(i) Legend. The Class D Preferred stock will bear a legend to the following effect:

THE MANDATORY REDEMPTION PROVISIONS, DIVIDEND RIGHTS, VOTING POWERS, PREFERENCES, LIMITATIONS, RESTRICTIONS AND OTHER RIGHTS OF THE CLASS D PREFERRED OF THE CORPORATION ARE SET FORTH IN FULL IN THE CERTIFICATE OF DESIGNATION OF THE CLASS D PREFERRED STOCK OF THE CORPORATION, WHICH IS ON FILE WITH THE SECRETARY OF STATE OF THE STATE OF NEVADA AND AVAILABLE FREE OF CHARGE FROM THE SECRETARY OF THE CORPORATION UPON THE REQUEST OF ANY STOCKHOLDER OF THE CORPORATION.

The foregoing resolution has been duly adopted by the Board of Directors in accordance with the provisions of Section 607.0602 of the Statutes of the State of Florida and the Article FOURTH of the Corporation's Articles.

IN WITNESS WHEREOF, I have signed this Certificate of Designation as of this 18th day of May, 2016

Arik Maimon, Chairman and Chief Executive Officer